UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 08012

Government Obligations Portfolio
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders

Government Obligations Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 95.5%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
6.00%, with maturity at 2026	$1,675	$1,705,035
6.50%, with various maturities to 2028	27,356	28,306,227
6.87%, with maturity at 2024	637	666,858
7.00%, with various maturities to 2026	19,207	20,192,770
7.09%, with maturity at 2023	1,743	1,835,025
7.25%, with maturity at 2022	2,615	2,764,786
7.31%, with maturity at 2027	678	717,400
7.50%, with various maturities to 2029	22,296	23,730,260
7.63%, with maturity at 2019	1,130	1,200,859
7.75%, with various maturities to 2018	73	77,245
7.78%, with maturity at 2022	310	333,239
7.85%, with maturity at 2020	895	959,912
8.00%, with various maturities to 2028	32,591	34,920,728
8.13%, with maturity at 2019	1,789	1,928,556
8.15%, with maturity at 2021	554	586,666
8.25%, with various maturities to 2017	620	647,312
8.50%, with various maturities to 2027	14,598	15,866,203
8.75%, with various maturities to 2016	275	280,855
9.00%, with various maturities to 2032	28,263	31,341,193
9.25%, with various maturities to 2017	1,032	1,080,865
9.50%, with various maturities to 2026	6,680	7,422,155
9.75%, with various maturities to 2018	312	319,978
11.00%, with various maturities to 2016	56	62,194
13.00%, with maturity at 2015	5	4,722
13.50%, with maturity at 2010	22	23,605
15.00%, with maturity at 2011	1	881
		$176,975,529
Federal National Mortgage Assn.:
0.25%, with maturity at 2014	$4	$3,479
5.134%, with maturity at 2033(1)	8,467	8,470,803
5.32%, with maturity at 2035(1)	4,002	4,002,932
5.34%, with various maturities to 2035(1)	59,867	59,808,890
5.358%, with maturity at 2036(1)	4,011	4,010,776
5.381%, with maturity at 2036(1)	1,638	1,638,063
5.408%, with maturity at 2022(1)	4,411	4,410,389
5.427%, with various maturities to 2026(1)	6,182	6,179,953
5.50%, with maturity at 2014	17,988	18,064,367
6.00%, with various maturities to 2024	1,019	1,033,187
6.50%, with various maturities to 2026	89,145	92,164,024
7.00%, with various maturities to 2029	45,510	47,711,294
7.25%, with various maturities to 2023	150	154,494
7.50%, with various maturities to 2029	23,405	24,736,665
7.75%, with maturity at 2008	15	14,731
7.875%, with maturity at 2021	1,708	1,838,277
7.897%, with maturity at 2030	82	88,411
8.00%, with various maturities to 2027	29,597	31,784,348
8.25%, with various maturities to 2025(1)	1,101	1,171,820
8.33%, with maturity at 2020	1,806	1,961,359
8.50%, with various maturities to 2027	11,200	12,150,543

Security	Principal Amount (000's omitted)	Value
8.679%, with maturity at 2021	$429	$469,770
8.75%, with various maturities to 2017	496	508,464
8.946%, with maturity at 2010	157	162,629
9.00%, with various maturities to 2030	4,593	4,960,009
9.125%, with maturity at 2011	106	111,225
9.25%, with various maturities to 2016	174	179,213
9.50%, with various maturities to 2030	6,057	6,674,449
9.75%, with maturity at 2019	56	63,086
9.946%, with maturity at 2021	156	176,177
9.982%, with maturity at 2025	131	148,675
10.00%, with maturity at 2012	48	50,522
10.105%, with maturity at 2021	179	202,636
10.195%, with maturity at 2023	279	315,681
10.356%, with maturity at 2021	279	314,633
10.407%, with maturity at 2020	246	270,556
10.883%, with maturity at 2025	143	158,821
11.00%, with maturity at 2010	14	14,593
11.396%, with maturity at 2019	215	242,052
11.50%, with maturity at 2012	95	103,632
11.634%, with maturity at 2018	415	468,089
12.135%, with maturity at 2025	126	143,948
12.397%, with maturity at 2021	164	185,665
12.672%, with maturity at 2015	352	407,388
13.00%, with maturity at 2010	109	115,294
		$337,846,012
Government National Mortgage Assn.:
5.125%, with various maturities to 2027(1)	$1,618	$1,649,996
6.50%, with maturity at 2024	145	150,466
7.00%, with various maturities to 2025	44,293	46,658,277
7.25%, with maturity at 2022	140	147,727
7.50%, with various maturities to 2024	11,775	12,468,292
8.00%, with various maturities to 2027	27,775	29,864,323
8.25%, with various maturities to 2019	280	301,857
8.30%, with maturity at 2020	94	102,540
8.50%, with various maturities to 2018	4,816	5,241,256
9.00%, with various maturities to 2027	15,895	17,657,663
9.50%, with various maturities to 2026	12,294	13,671,869
		$127,914,266
Collateralized Mortgage Obligations:
Federal Home Loan Mortgage Corp., Series 1822, Class Z, 6.90%, due 2026	$3,856	$3,970,035
Federal Home Loan Mortgage Corp., Series 1896, Class Z, 6.00%, due 2026	2,023	2,034,408
Federal Home Loan Mortgage Corp., Series 2115, Class K, 6.00%, due 2029	5,729	5,765,546
Federal Home Loan Mortgage Corp., Series 2245, Class A, 8.00%, due 2027	20,946	22,219,634
Federal Home Loan Mortgage Corp., Series 30, Class I, 7.50%, due 2024	599	621,449
Federal National Mortgage Assn., Series 1993-149, Class M, 7.00%, due 2023	1,422	1,475,630
Federal National Mortgage Assn., Series 1993-16, Class Z, 7.50%, due 2023	1,180	1,241,182

See notes to financial statements

Government Obligations Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Assn., Series 1993-250, Class Z, 7.00%, due 2023	$892	$918,223
Federal National Mortgage Assn., Series 1993-39, Class Z, 7.50%, due 2023	2,705	2,826,728
Federal National Mortgage Assn., Series 1994-82, Class Z, 8.00%, due 2024	4,761	5,094,605
Federal National Mortgage Assn., Series 2000-49, Class A, 8.00%, due 2027	2,280	2,416,920
Federal National Mortgage Assn.,
Series 2002-1, Class G, 7.00%, due 2023	1,861	1,939,896
Federal National Mortgage Assn., Series G-8, Class E, 9.00%, due 2021	812	894,179
Federal National Mortgage Assn., Series G92-44, Class ZQ, 8.00%, due 2022	1,013	1,071,885
		$52,490,320
Total Mortgage Pass-Throughs (identified cost, $698,414,296)		$695,226,127
U.S. Treasury Obligations — 1.0%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond, 7.125%, 2/15/23(2)	$6,000	$7,554,378
Total U.S. Treasury Obligations (identified cost, $6,253,254)		$7,554,378
Short-Term Investments — 3.0%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 5.31%, 11/1/06	$21,680	$21,680,000
Total Short-Term Investments (at amortized cost, $21,680,000)		$21,680,000
Total Investments — 99.5% (identified cost, $726,347,550)		$724,460,505
Other Assets, Less Liabilities — 0.5%		$3,343,615
Net Assets — 100.0%		$727,804,120

(1)  Adjustable rate mortgage.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Government Obligations Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $726,347,550)	$724,460,505
Cash	10,660
Receivable for investments sold	613,685
Interest receivable	4,187,948
Receivable for daily variation margin on open financial futures contracts	234,375
Total assets	$729,507,173
Liabilities
Payable for investments purchased	$1,172,427
Payable to affiliate for investment advisory fees	442,982
Payable to affiliate for Trustees' fees	1,969
Accrued expenses	85,675
Total liabilities	$1,703,053
Net Assets applicable to investors' interest in Portfolio	$727,804,120
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$729,058,355
Net unrealized depreciation (computed on the basis of identified cost)	(1,254,235)
Total	$727,804,120

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest	$34,294,016
Security lending income, net	3,842,437
Total investment income	$38,136,453
Expenses
Investment adviser fee	$5,690,735
Trustees' fees and expenses	23,961
Custodian fee	349,170
Legal and accounting services	88,038
Interest expense	7,128
Miscellaneous	34,087
Total expenses	$6,193,119
Deduct — Reduction of custodian fee	$889
Total expense reductions	$889
Net expenses	$6,192,230
Net investment income	$31,944,223
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(1,130,884)
Financial futures contracts	2,479,378
Net realized gain	$1,348,494
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,803,335
Financial futures contracts	(191,406)
Net change in unrealized appreciation (depreciation)	$1,611,929
Net realized and unrealized gain	$2,960,423
Net increase in net assets from operations	$34,904,646

See notes to financial statements

Government Obligations Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$31,944,223	$29,976,667
Net realized gain from investment transactions and financial futures contracts	1,348,494	273,338
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	1,611,929	(10,980,194)
Net increase in net assets from operations	$34,904,646	$19,269,811
Capital transactions — Contributions	$113,001,226	$180,309,793
Withdrawals	(286,374,607)	(394,108,150)
Net decrease in net assets from capital transactions	$(173,373,381)	$(213,798,357)
Net decrease in net assets	$(138,468,735)	$(194,528,546)
Net Assets
At beginning of year	$866,272,855	$1,060,801,401
At end of year	$727,804,120	$866,272,855

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended October 31, 2006
Cash Flows From (Used For) Operating Activities — Purchase of investments	$(160,818,269)
Proceeds from sales of investments and principal repayments	527,140,978
Interest received, including net securities lending income	58,806,483
Interest paid	(9,751)
Operating expenses paid	(6,429,164)
Net purchase of short-term investments	(21,575,000)
Financial futures contracts transactions	2,045,782
Payment of collateral for securities loaned, net	(225,777,406)
Net cash from operating activities	$173,383,653
Cash Flows From (Used For) Financing Activities — Proceeds from capital contributions	$113,001,226
Payments for capital withdrawals	(286,374,607)
Net cash used for financing activities	$(173,373,381)
Net increase in cash	$10,272
Cash at beginning of period	$388
Cash at end of period	$10,660
Reconciliation of Net Increase in Net Assets From Operations to Net Cash From Operating Activities
Net increase in net assets from operations	$34,904,646
Decrease in receivable for investments sold	583,616
Decrease in payable for investments purchased	(140,172,798)
Decrease in interest receivable	2,819,330
Increase in receivable for daily variation margin	(242,190)
Decrease in payable to affiliate	(82,679)
Decrease in accrued expenses	(164,006)
Decrease in collateral for securities loaned	(225,777,406)
Net decrease in investments	501,515,140
Net cash from operating activities	$173,383,653

See notes to financial statements

Government Obligations Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,				Period Ended		Year Ended December 31,
	2006		2005		October 31, 2004(1)		2003	2002		2001(2)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.79%		0.77%		0.75	%(4)	0.70%	0.75%		0.81%
Expenses after custodian fee reduction	0.79%		0.77%		0.75	%(4)	0.70%	0.75%		0.81%
Interest expense	0.00	%(3)	0.00	%(3)	0.00	%(3)(4)	0.01%	0.00	%(3)	0.02%
Net investment income	4.09%		3.21%		3.63	%(4)	2.26%	4.41%		5.91%
Portfolio Turnover	2%		30%		5%		67%	41%		21%
Total Return	4.71%		2.46%		2.23%		0.01%	8.24%		9.52%
Net assets, end of period (000's omitted)	$727,804		$866,273		$1,060,801		$1,521,288	$1,572,812		$675,520

(1)  For the ten-month period ended October 31, 2004.

(2)  The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assest from 7.51% to 5.91%.

(3)  Represents less than 0.01%.

(4)  Annualized.

See notes to financial statements

Government Obligations Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high current return by investing primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2006, the Eaton Vance Government Obligations Fund had a 82.6% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS") normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Seasoned 30-year fixed rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from

Government Obligations Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2006.

2  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $20,645,471 and $526,557,362, respectively.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a fee computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million. On net assets of $500 million or more, BMR has contractually agreed to reduce its advisory fee as follows: 0.6875% annually on average daily net assets of $500 million but less than $1 billion; 0.6250% of average daily net assets of $1 billion but less than $1.5 billion; 0.5625% of average daily net assets of $1.5 billion but less than $2 billion; 0.5000% of average daily net assets of $2 billion but less than $2.5 billion; and 0.4375% of average daily net assets of $2.5 billion and over. These contractual fee reductions cannot be terminated or decreased without the express consent of the Portfolio's Board of Trustees and its shareholders and are intended to continue indefinitely. For the year ended October 31, 2006, the fee was equivalent to 0.73% of the Portfolio's average net assets for such period and amounted to $5,690,735. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive

Government Obligations Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended October 31, 2006 was $150,137 and the average interest rate was 4.75%.

5  Securities Lending Agreement

The Portfolio has established a securities lending agreement with brokers in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash in accordance with the Portfolio's investment objective and policies and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $8,911,169 for the year ended October 31, 2006. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans. At October 31, 2006, the Portfolio had no outstanding securities on loan.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$735,513,609
Gross unrealized appreciation	$8,076,118
Gross unrealized depreciation	(19,129,222)
Net unrealized depreciation	$(11,053,104)

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2006 is as follows:

Futures Contracts

Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
12/06	500 U.S. Ten Year Treasury Note	Long	$53,476,565	$54,109,375	$632,810

At October 31, 2006, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the

Government Obligations Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Government Obligations Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Government Obligations Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and of cash flows and the supplementary data present fairly, in all material respects, the financial position of Government Obligations Portfolio (the "Portfolio") at October 31, 2006, and the results of its operations, the changes in its net assets, its cash flows and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Government Obligations Portfolio (the "Portfolio"), the portfolio in which the Government Obligations Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board concluded that the Fund's performance was satisfactory.

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice president of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Christine Johnston 11/9/72	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Susan Schiff 3/13/61	Vice President	Vice President of the Trust since 2002 and of the Portfolio since 1993	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Mark Venezia 5/23/49	President of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/05/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Venezia served as Vice President of the Portfolio since 1993. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

This Page Intentionally Left Blank

Investment Adviser of Government Obligations Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Government Obligations Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Government Obligations Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

140-12/06  GOSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended October 31, 2005 and October 31, 2006 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2005	10/31/2006

Audit Fees	$61,000	$66,800

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,850	$9,375

All Other Fees(3)	$0	$0

Total	$69,850	$76,175

(1)                 Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)                 Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	10/31/ 2005	10/31/2006

Registrant	$8,850	$9,375

Eaton Vance(1)	$33,235	$68,486

(1) Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Government Obligations Portfolio

By:	/s/Mark S. Venezia
Mark S. Venezia
President

Date:    December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan A. Maalouly
Dan A. Maalouly
Treasurer

Date:    December 15, 2006

By:	/s/Mark S. Venezia
Mark S. Venezia
President

Date:    December 15, 2006